$6,000,000.00

AMENDMENT NO. 6 AND CONSENT

TO

LOAN AND SECURITY AGREEMENT

originally dated as of April 21, 1999

by and among

ALLION HEALTHCARE, INC.
f/k/a THE CARE GROUP, INC.
MAIL ORDER MEDS OF TEXAS, INC.
f/k/a MAIL ORDER MEDS, INC.
MOMS PHARMACY, INC. (NEW YORK)
f/k/a MAIL ORDER MEDS OF NEW YORK, INC.
MOMS PHARMACY, INC. (CALIFORNIA)
MOMS PHARMACY, LLC
MEDICINE MADE EASY
NORTH AMERICAN HOME HEALTH SUPPLY, INC.
SPECIALTY PHARMACIES, INC.

(“Borrower”)

and

GE HFS HOLDINGS, INC.
f/k/a HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of February 28, 2005

AMENDMENT NO. 6 AND CONSENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 AND CONSENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 28th day of February, 2005, by and among ALLION HEALTHCARE, INC. f/k/a THE CARE GROUP, INC., a Delaware corporation (“Allion”), MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation (“Meds Texas”), MOMS PHARMACY, INC. f/k/a MAIL ORDER MEDS OF NEW YORK, INC., a New York corporation, (“Moms New York”), MOMS PHARMACY, INC., a California corporation, (“Moms California”), MOMS PHARMACY, LLC, a Florida limited liability company (“Moms Florida”), MEDICINE MADE EASY, a California corporation (“Medicine Made Easy”), NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation (“North American” and, collectively with Allion, Meds Texas, Moms New York, Moms California, Moms Florida and Medicine Made Easy, the “Existing Borrower”), SPECIALTY PHARMACIES, INC., a Washington corporation (the “Additional Borrower”; the Existing Borrower and the Additional Borrower, collectively, the “Borrower”), and GE HFS HOLDINGS, INC f/k/a HELLER HEALTHCARE FINANCE, a Delaware corporation (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Existing Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the “Loan Agreement”), Lender agreed to make available to Existing Borrower a revolving credit loan (the “Loan”);

WHEREAS, Existing Borrower has informed Lender that Moms California has entered into (x) a Stock Purchase Agreement, dated February 28, 2005 (the “Specialty Pharmacies Stock Purchase Agreement”), with Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada (collectively, “Specialty Pharmacies Seller”), pursuant to which Specialty Pharmacies Seller will sell to Moms California all of the issued and outstanding shares of capital stock of Additional Borrower, for aggregate consideration of $6,300,000 and warrants to purchase 351,438 shares of common stock of Allion, payable in accordance with Section 1.5 and Section 1.6 of the Specialty Pharmacies Stock Purchase Agreement, and subject to adjustment as set forth in Section 1.7 of the Specialty Pharmacies Stock Purchase Agreement, and (y) a Purchase Agreement, dated February 28, 2005 (the “Tubb Purchase Agreement”), with Michael Tubb, pursuant to which Michael Tubb will, among other things, sell to Moms California any rights he has to capital stock of Additional Borrower, for aggregate consideration of $1,200,000, payable in accordance with Section 1.4 of the Tubb Purchase Agreement ((x) and (y), the “Proposed Transaction”);

WHEREAS, Section 7.4 of the Loan Agreement prohibits Existing Borrower from acquiring all or substantially all of the capital stock of any Person (as defined in the Loan Agreement) if the aggregate consideration payable in respect of any single acquisition exceeds $1,000,000;

WHEREAS, connection with the closing of the Proposed Transaction, Existing Borrower has requested that Lender provide its written consent to the Proposed Transaction, permit the issuance of subordinated, unsecured promissory notes in an aggregate principal amount of $2,500,000 by Moms California for the purpose of funding a portion of the purchase price of the Proposed Transaction, and make certain other modifications to the Loan Agreement; and

WHEREAS, Existing Borrower has requested that Additional Borrower join in and become a borrower under the Loan Agreement, and Additional Borrower desires to join in and become a borrower under the Loan Agreement;

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section  1.   Definitions.   Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2.   Amendments to Loan Agreement.   As of the Effective Date, the Loan Agreement shall be modified as follows:

(a)   The final sentence of Section 1.42 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, the Accounts of Specialty Pharmacies, Inc. shall not be Qualified Accounts until such time as Lender has completed an audit and appraisal with respect to such Accounts with results satisfactory to Lender in its sole discretion.”

(b)   Section 1.47(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.47(a).   Stock Purchase Agreement.   ‘Stock Purchase Agreement’ means, collectively, (i) that certain Stock Purchase Agreement, dated May 1, 2003, by and among Moms Pharmacy, Inc., a California corporation, Allion, Darin A. Peterson and Allan H. Peterson, (ii) that certain Stock Purchase Agreement, dated January 4, 2005, by and among Moms Pharmacy, Inc., a California corporation, Michael Stone and Jonathan Spanier, (iii) that certain Stock Purchase Agreement, dated February 28, 2005, by and among Moms Pharmacy, Inc., Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada, and (iv) that certain Purchase Agreement, dated February 28, 2005, by and between Moms Pharmacy, Inc. and Michael Tubb.”

(c)   Section 1.47(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.47(b).   Subordinated Obligations.   ‘Subordinated Obligations’ means, collectively, (i) those certain Subordinated Secured Promissory Notes due May 1, 2005 issued by Allion on May 1, 2003 to Darin A. Peterson and Allan H. Peterson, in an aggregate principal amount of $1,250,000, (ii) that certain Indemnity Agreement between Borrower and John Pappajohn dated as of November 1, 2000, (iii) those certain Promissory Notes due January 1, 2006 issued by Moms Pharmacy, Inc., a California corporation, on January 4, 2005 to Michael Stone and Jonathan Spanier, in an aggregate principal amount of $675,000, (iv) those certain Promissory Notes due January 1, 2007 issued by Moms Pharmacy, Inc., a California corporation, on January 4, 2005 to Michael Stone and Jonathan Spanier, in an aggregate principal amount of $700,000, (v) those certain Promissory Notes due February 28, 2006 issued by Moms Pharmacy, Inc., a California corporation, on February 28, 2005 to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada, in an aggregate principal amount of $1,900,000, (vi) that certain Promissory Note due March 31, 2006 issued by Moms Pharmacy, Inc., a California corporation, on February 28, 2005 to Michael Tubb, in a principal amount of $600,000, and (vii) obligations to make cash payment under those certain Warrants, issued by Allion on February 28, 2005 to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada.”

(d)   Section 1.47(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.47(c).   Subordination Agreement.   ‘Subordination Agreements’ means, collectively, (i) that certain Subordination Agreement, dated as of January 31, 2003, by and among Borrower, Lender and John Pappajohn, (ii) that certain Subordination Agreement, dated as of May 1, 2003, by and among Borrower, Lender, Darin A. Peterson and Allan H. Peterson, (iii) that certain Subordination Agreement, dated as of January 4, 2005, by and among Borrower, Lender, Michael Stone and Jonathan Spanier and (iv) that certain Subordination Agreement, dated as of February 28, 2005, by and among Borrower, Lender, Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters, George Moncada and Michael Tubb.”

(e)   Section 7.1 of the Loan Agreement is hereby amended by deleting clause (ix) thereof in its entirety and inserting the following:

“(ix) unsecured indebtedness of Moms Pharmacy, Inc., a California corporation, in respect of the Subordinated Obligations in an aggregate principal amount not to exceed $6,375,000 (in the case of such Subordinated Obligations issued to Michael Stone and Jonathan Spanier) less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Michael Stone and Jonathan Spanier, $6,300,000 (in the case of such Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada) less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada, $1,200,000 (in the case of such Subordinated Obligations issued to Michael Tubb) less any reduction in such amount pursuant to the Purchase Agreement executed by Michael Tubb, unsecured indebtedness of Allion in respect of the Subordinated Obligations payable on June 1, 2006 (if Allion has not consummated an initial public offering prior to that date) in an aggregate principal amount not to exceed $2,200,000 (in the case of such Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada), less any reduction in such amount, pursuant to Section (l)(2) the Warrants issued on February 28, 2005 by Allion to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada, and unsecured indebtedness of Allion in respect of the Subordinated Obligations payable upon an initial public offering by Allion in an aggregate principal amount not to exceed $1,581,471 (in the case of such Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada), less any reduction in such amount, pursuant to Section (l)(1) of the Warrants issued on February 28, 2005 by Allion to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada.”

(f)    Section 7.19 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.19.   Restricted Payments.   Borrower will not make any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any of the Subordinated Obligations, except (a) scheduled payments of principal and interest with respect thereto and payments of principal with respect to the Subordinated Obligations issued to Darin A. Peterson and Allan H. Peterson upon the occurrence of an Early Maturity Date thereunder (and as defined therein); (b) payments of principal in an aggregate amount of $675,000 (less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Michael Stone and Jonathan Spanier) and interest with respect thereto on January 1, 2006 with respect to the Subordinated Obligations issued to Michael Stone and Jonathan Spanier that mature on such date; (c) payments of principal in an aggregate amount of $700,000 (less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Michael Stone and Jonathan Spanier) and interest with respect thereto on January 1, 2007 with respect to the Subordinated Obligations issued to Michael Stone and Jonathan Spanier that mature on such date; (d) payments of principal in an aggregate amount of $1,900,000 (less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada) and interest with respect thereto on February 28, 2006 with respect to the Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada; (e) payments of principal in an aggregate amount of $2,200,000 and interest with respect thereto on June 1, 2006 (if Allion has not consummated an initial public offering prior to that date) with respect to the Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada under Section (l)(2) of the Warrants issued on February 28, 2005 by Allion to such persons; (f) payments in an aggregate amount of $1,581,471 (if Allion has consummated an initial public offering) with respect to the Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada under Section (l)(1) of the Warrants issued on February 28, 2005 by Allion to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada; and (g) two payments of principal each in the amount of $300,000 and interest with respect thereto on February 28, 2006 and March 31, 2006 with respect to the Subordinated Obligations issued to Michael Tubb; provided that, in each such case (i.e., clauses (a) through (g) above), both before and after giving effect to any such payment and any Loans funded in connection therewith, (i) no default or Event of Default has occurred and is continuing or would result after giving effect thereto and (ii) such payment shall be made at such times as will permit the delivery of financial statements necessary to determine current compliance with the financial covenants set forth herein prior to each such payment; provided, further, that in the case of clauses (b), (c), (d), (e), (f) and (g) above, both before and after giving effect to any such payment and any Loans funded in connection therewith, the aggregate unrestricted cash of Borrower and availability in the Borrowing Base shall equal or exceed $1,000,000.”

(g)   All the schedules to the Loan Agreement are hereby amended and restated in their entirety in the form of the schedules attached to this Amendment (the “Updated Schedules”). The Updated Schedules update all information as necessary to make the schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the Updated Schedules is true and correct as of the date of this Amendment. The Updated Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

Section 3.   Consents.   In reliance on the information previously provided by Borrower to Lender regarding the Proposed Transaction, including but not limited to the fully executed Specialty Pharmacies Stock Purchase Agreement and Tubb Purchase Agreement (together with any and all exhibits and schedules thereto), Lender hereby consents to the Proposed Transaction on the terms and conditions set forth in the Specialty Pharmacies Stock Purchase Agreement and Tubb Purchase Agreement as in effect on the date hereof. Lender hereby acknowledges that Cardinal Health, Inc. presently has a security interest in the assets of Additional Borrower as set forth on Schedule 1.36 of the Updated Schedules and hereby consents to the existence of such security interest, and waives any default under the Loan Agreement resulting solely from the existence of such security interest, provided that (a) such security interest is not modified to cover any additional assets of Additional Borrower after the date hereof, (b) the Accounts of Additional Borrower shall not be Qualified Accounts until such time as such security interest is terminated and released, (c) no additional debt is hereafter incurred by Additional Borrower to Cardinal Health, Inc. and (d) any debt existing to Cardinal Health, Inc. is discharged by Additional Borrower in the ordinary course of business, and Cardinal Health, Inc.’s commitment to extend further credit to Additional Borrower shall have been terminated, in each case not to exceed sixty (60) days from the date hereof.

Section 4.   Additional Borrower.   The Additional Borrower shall from and hereafter be a “Borrower” for all purposes of the Loan Agreement and all other Loan Documents and, by its execution hereof, hereby joins in as a co-maker (with all other Borrowers) of and borrower under the Note. The terms of the Note, as so amended, are incorporated herein by this reference and made a part hereof. Accordingly, the Additional Borrower hereby agrees to be bound by all of the terms, conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement with the same force and effect as if the Additional Borrower had been named a Borrower in the Loan Agreement. Without limiting the generality of the foregoing, the Additional Borrower hereby grants to Lender a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of the Loan Agreement.

Section 5.   Confirmation of Representations and Warranties.   Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

Section 6.   Fees; Expenses.   Notwithstanding anything in this Amendment to the contrary, Borrower shall be responsible for payment of legal fees for the services of Lender’s in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 6 from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

Section 7.   Enforceability.   This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

Section 8.   Conditions to Effectiveness.   This Amendment shall become effective on the date that all of the following conditions are satisfied in Lender’s sole discretion (such date, the “Effective Date”):

(a)   Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

(b)   Lender shall have received a Third Amended and Restated Revolving Credit Note duly executed by an authorized officer of each entity comprising Borrower;

(c)   Lender’s receipt of a (i) Secretary’s Certificate, (ii) Incumbency Certificate, (iii) Board of Directors Resolution and (iv) Certificate of Chief Financial Officer, in substantially the form provided to Additional Borrower by Lender, for each entity comprising Additional Borrower and duly executed as required by the terms of each such document;

(d)   Lender’s receipt of the Updated Schedules;

(e)   Lender’s receipt of an executed third party legal opinion substantially in substantially the form previously provided to Borrower, provided that such opinion shall be limited to the Additional Borrower;

(f)   Lender shall have received fully executed copies of the Stock Purchase Agreement and the Subordinated Obligations, and all other agreements and instruments executed in connection therewith;

(g)   (i) The Proposed Transaction shall have been consummated in accordance with the terms and conditions of the Specialty Pharmacies Stock Purchase Agreement as in effect on the date hereof, and (ii) the issuance of the Subordinated Obligations shall have been consummated in accordance with the terms of the Subordinated Obligations as in effect on the date hereof;

(h)   Lender shall have received the Subordination Agreements, duly executed by an authorized officer of each entity comprising Borrower and each of the holders of the Subordinated Obligations;

(i)   there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

(j)   the representations and warranties set forth in Section 5 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

Section 9.   Reference to the Effect on the Loan Agreement.

(a)   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)   Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

Section 10.   Governing Law.   This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

Section 11.   Headings.   Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 12.   Counterparts.   This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 and Consent to Loan and Security Agreement to be executed as of the date first written above.

LENDER:

GE HFS HOLDINGS, INC.,
a Delaware corporation

By: /s/ R. Hanes Whiteley
Name: R. Hanes Whiteley
Title: Duly Authorized Signatory

BORROWERS:

ALLION HEALTHCARE, INC.,
a Delaware corporation

By:
Name:
Title:

MAIL ORDER MEDS OF TEXAS, INC.,
a Texas corporation

By:
Name:
Title:

MOMS PHARMACY, INC.,
a New York corporation

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 and Consent to Loan and Security Agreement to be executed as of the date first written above.

LENDER:

GE HFS HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

BORROWERS:

ALLION HEALTHCARE, INC.,
a Delaware corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

MAIL ORDER MEDS OF TEXAS, INC.,
a Texas corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

MOMS PHARMACY, INC.,
a New York corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

[signature page to Amendment No. 6]

MOMS PHARMACY, INC.,
a California corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

MOMS PHARMACY, LLC,
a Florida limited liability company

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

MEDICINE MADE EASY,
a California corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

NORTH AMERICAN HOME HEALTH SUPPLY, INC.,
a California corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

SPECIALTY PHARMACIES, INC.,
a Washington corporation

By: /s/ Michael P Moran
Name: Mike Moran
Title: President

[signature page to Amendment No. 6]